CSFB

           CREDIT SUISSE FIRST BOSTON

___________________________________________________________________________________________________

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/24/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100 ]

**

Note, for second liens, CLTV is employed in this calculation.

			% of	Gross	Gross	Gross	Gross	Master &	Sched		Orig	Initial	Periodic	Month				%
			Balance	Rate	Margin	Lifecap	Lifefloor	Sub Serv	Rem	Rem	Amort	Cap	Cap	to Next	LTV		Avg	LTV>80
FICO	Count	Balance	(%)	(%)	(%)	(%)	(%)	Fees (%)	Term	Amort	Term	(%)	(%)	Adj	(%)	FICOs	Balance	w MI
Unavailable	2	169,689	0.0	8.14	7.14	6.00	8.14	0.52	358	358	360	3.00	1.00	22	57.5	0	84844	0.0
441 - 450	2	76,916	0.0	10.29	0.00	0.00	0.00	0.52	262	262	312	0.00	0.00	0	81.0	443	38458	0.0
451 - 460	2	182,658	0.0	11.01	0.00	0.00	0.00	0.52	169	261	331	0.00	0.00	0	84.9	451	91329	0.0
461 - 470	1	63,603	0.0	11.25	0.00	0.00	0.00	0.52	292	292	360	0.00	0.00	0	90.0	468	63603	0.0
471 - 480	2	209,033	0.0	9.56	8.00	5.00	8.50	0.52	330	330	360	3.00	1.00	22	72.0	477	104517	0.0
481 - 490	2	125,111	0.0	10.58	0.00	0.00	0.00	0.52	209	304	360	0.00	0.00	0	80.0	489	62556	0.0
491 - 500	6	470,938	0.0	8.82	7.31	6.00	8.13	0.52	310	338	360	2.45	1.28	23	82.8	498	78490	0.0
501 - 510	50	7,712,495	0.8	8.76	7.34	6.40	8.51	0.52	356	357	359	2.38	1.52	23	71.5	505	154250	0.0
511 - 520	58	10,025,117	1.0	8.27	7.12	6.03	8.18	0.52	352	355	358	2.50	1.24	23	72.9	516	172847	0.0
521 - 530	124	20,772,086	2.1	8.50	7.30	6.13	8.20	0.52	356	357	360	2.68	1.15	23	73.5	526	167517	0.2
531 - 540	136	22,496,457	2.3	8.22	7.14	6.13	8.12	0.52	358	358	360	2.59	1.17	23	76.6	536	165415	0.0
541 - 550	181	30,197,655	3.0	8.00	7.01	6.11	7.79	0.52	356	356	358	2.56	1.14	22	75.8	546	166838	1.2
551 - 560	170	28,258,974	2.8	7.93	7.04	6.14	7.81	0.52	356	357	359	2.56	1.19	23	79.4	556	166229	0.0
561 - 570	222	36,843,780	3.7	7.72	6.77	6.14	7.61	0.52	357	357	358	2.65	1.14	23	80.0	565	165963	0.0
571 - 580	273	39,378,059	4.0	7.80	6.72	6.29	7.63	0.52	356	358	359	2.72	1.16	23	80.8	576	144242	0.0
581 - 590	470	67,471,854	6.8	7.43	6.43	6.14	7.34	0.52	357	357	359	2.71	1.15	23	81.2	585	143557	0.0
591 - 600	402	62,515,538	6.3	7.33	6.26	6.11	7.14	0.52	356	357	359	2.73	1.15	23	80.6	595	155511	0.0
601 - 610	499	73,164,385	7.3	7.37	6.30	6.22	7.15	0.52	354	357	359	2.71	1.14	23	82.6	606	146622	0.0
611 - 620	448	70,187,977	7.0	7.24	6.24	6.27	7.01	0.52	353	356	358	2.62	1.16	23	81.5	615	156670	0.0
621 - 630	469	69,609,705	7.0	7.12	6.04	6.25	6.91	0.52	352	357	359	2.69	1.14	23	82.4	625	148422	0.0
631 - 640	441	65,629,641	6.6	7.21	5.99	6.18	6.94	0.52	351	357	359	2.71	1.10	23	82.2	635	148820	0.0
641 - 650	465	77,369,942	7.8	7.03	5.97	6.14	6.82	0.52	353	358	359	2.71	1.12	23	82.6	646	166387	0.0
651 - 660	353	60,387,143	6.1	7.00	5.85	6.14	6.72	0.52	351	356	358	2.67	1.15	24	83.1	656	171068	0.0
661 - 670	310	58,341,843	5.9	6.82	5.81	6.06	6.62	0.52	351	357	358	2.70	1.11	24	82.2	665	188199	0.0
671 - 680	243	42,804,890	4.3	7.01	6.00	6.11	6.75	0.52	348	357	358	2.67	1.13	23	82.6	675	176152	0.0
681 - 690	175	33,630,918	3.4	6.74	5.71	6.23	6.55	0.52	351	358	359	2.67	1.09	24	82.4	685	192177	0.0
691 - 700	145	27,773,728	2.8	6.99	5.95	6.12	6.80	0.52	351	358	360	2.69	1.08	23	82.5	695	191543	0.0
701 - 710	101	20,535,537	2.1	6.79	5.69	6.08	6.63	0.52	350	357	358	2.74	1.11	26	81.6	705	203322	0.0
711 - 720	89	18,563,678	1.9	6.72	5.85	6.20	6.51	0.52	351	358	360	2.68	1.07	23	81.9	714	208581	0.0
721 - 730	58	11,615,178	1.2	6.82	5.45	6.11	6.64	0.52	351	358	359	2.70	1.18	23	83.3	725	200262	0.0
731 - 740	52	10,240,759	1.0	6.63	5.80	6.23	6.52	0.52	353	356	359	2.67	1.08	23	81.6	735	196938	0.0
741 - 750	43	9,339,435	0.9	6.51	5.07	6.25	6.33	0.52	352	358	360	2.86	1.05	31	80.1	746	217196	0.0
751 - 760	36	6,535,172	0.7	6.72	5.69	6.29	6.60	0.52	350	358	360	2.63	1.19	23	81.8	755	181533	0.0
761 - 770	26	5,924,157	0.6	6.65	5.60	6.29	6.55	0.52	355	358	360	2.65	1.06	23	81.6	765	227852	0.0
771 - 780	16	3,244,769	0.3	6.39	5.50	5.97	6.16	0.52	359	359	360	2.87	1.00	22	82.0	776	202798	0.0
781 - 790	17	2,949,528	0.3	6.34	4.96	5.80	6.17	0.52	351	358	360	3.16	1.01	24	81.8	786	173502	0.0
791 - 800	4	911,079	0.1	6.77	5.81	6.42	6.38	0.52	340	358	360	2.36	1.00	24	77.3	797	227770	0.0
801 - 810	5	982,355	0.1	5.75	4.65	6.08	5.67	0.52	354	358	360	3.00	1.00	29	80.5	803	196471	0.0
Total:	6,098	996,711,780	100.0	7.27	6.22	6.17	7.08	0.52	353	357	359	2.68	1.14	23	81.2	626	163449	0.0